UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2020

Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 – 11th Avenue Northeast
Minneapolis,	Minnesota	55413
(Address of principal executive offices)		(Zip Code)

(612)	623-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2020, William J. Carroll retired from the Graco Inc. (the “Company”) Board of Directors (the “Board”). Mr. Carroll reached age 75 in August 2019, and therefore retired from the Board effective as of the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) held on April 24, 2020, in accordance with the retirement standards set forth in the Company’s Corporate Governance Guidelines.
Item 5.07     Submission of Matters to a Vote of Security Holders.
On April 24, 2020, the Company held its Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement for 2020 Annual Meeting, filed with the Securities and Exchange Commission on March 11, 2020 (the “2020 Proxy Statement”).

Proposal 1

The following directors were elected to serve for three-year terms:

Name	For	Against	Abstain	Broker Non-Votes
Patrick J. McHale	140,151,753	1,689,342	74,963	11,104,731
Lee R. Mitau	128,982,681	12,839,363	94,014	11,104,731
Martha A. Morfitt	131,180,441	10,265,923	469,694	11,104,731
Kevin J. Wheeler	140,550,317	1,273,790	91,951	11,104,731

Proposal 2

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2020 was ratified:

For	Against	Abstain
150,638,388	2,259,272	123,129

Proposal 3

Shareholders approved, on an advisory basis, the compensation paid to our Named Executive Officers as disclosed in the 2020 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
128,859,534	12,326,845	729,679	11,104,731

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

104	Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date:	April 27, 2020	By:	/s/ Karen Park Gallivan ______________________
Karen Park Gallivan
Its: Executive Vice President, General Counsel and Corporate Secretary